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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 25, 2006

Viropro, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-06718	13-3124057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8515, Place Devonshire, Suite 207 Montreal, Quebec, Canada	H4P 2K1
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 731-8776

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 5.03 – Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

Effective October 25, 2006, Viropro Inc amended the Company’s Articles of Incorporation to implement an increase of the authorized capital to 100,000,000 shares of Common Stock at a par value of $0.001 per share.  All stock, when issued shall be fully paid and non-assessable.

In addition, on November 2, 2006 a Certificate of Amendment was filed to correct a typographical error on the Original Articles, changing the par value of shares to the correct number of 0.001.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

3.1

Certificate of Amendment

3.2

Certificate of Correction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 6, 2006

VIROPRO, INC.

/s/ Jean-Marie Dupuy

Jean-Marie Dupuy, President and Chief Executive Officer